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                                                               EXHIBIT (10)(ooo)


                           TWENTY-FIRST AMENDMENT TO
                       THE REYNOLDS AND REYNOLDS COMPANY
                    TAX DEFERRED SAVINGS AND PROTECTION PLAN
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         The Reynolds and Reynolds Company hereby amends The Reynolds and
Reynolds Company Tax Deferred Savings and Protection Plan, effective for months beginning on and after July 1, 1994, as follows:

         1. Section 2.14 of the Plan is amended by adding as a new sentence at the end thereof the following:

         Notwithstanding the foregoing provisions of this Section 2.14, with respect to persons who are Employees of FORMCRAFT, INC. on July 1, 1994, July 1, 1994 shall be an Entry Date.

         2. Section 5.4 of the Plan is amended and restated in its entirety, as follows:

         SECTION 5.4. NONELECTIVE ALLOCATION OF EMPLOYER CONTRIBUTIONS. As of the end of each month of each Plan Year, there shall be allocated to each Member's Account, in addition to the amounts determined under
         Section 5.3, the amount or amounts, if any, specified by the Board in a resolution adopted before the beginning of such Plan Year or such other date as may be appropriate with respect to a Subsidiary Company that adopts the Plan during a Plan Year; provided that, if the Board adopts no resolution pertaining to such Plan Year (or portion of a Plan Year with respect to a Subsidiary Company) within the time specified, as of the end of each month of such Plan Year there shall be allocated to the Account of each Member

         (a) who is not employed by FORMCRAFT, INC. an amount equal to 40% of the amount allocated to that Member's Account for that month with respect to the first 3% of his Compensation pursuant to Section 5.3; or

         (b) who is employed by FORMCRAFT, INC. an amount equal to 20% of the amount allocated to that Member's Account for that month with respect to the first 3% of his Compensation pursuant to Section 5.3.

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         Notwithstanding the foregoing provisions of this Section 5.4 or any other provision herein to the contrary, in no event shall any Member who is employed by NMCS, Inc. receive any allocation under this
         Section 5.4 with respect to any Plan Year (or month) ending prior to October 1, 1989 or any Member who is employed by FORMCRAFT, INC. receive any allocation under this Section 5.4 with respect to any Plan Year (or month) ending prior to July 1, 1994.


         IN WITNESS WHEREOF, The Reynolds and Reynolds Company has caused this Amendment to be executed by its duly authorized officers on this 22nd day of June, 1994.



                                               THE REYNOLDS AND REYNOLDS COMPANY

ATTEST:



/s/ Craig L. Currier                                 By:/s/T.J. Momchilov
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